SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579


                          ----------------------------

                                   FORM 8-K/A
                 AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K

                          ----------------------------

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended

 Date of Report (Date of earliest event reported): April 25, 1997


                            The Cosmetic Center, Inc.
             (Exact Name of Registrant as Specified in its Charter)


 Delaware                  0-14756                      52-1266697

(State or Other           (Commission                 (I.R.S. Employer
Jurisdiction of           File Number)                Identification No.)
Incorporation)

                              8839 Greenwood Place
                             Savage, Maryland 20763
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code: (301) 497-6800

                                 Not Applicable
(Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 1, 1997 the Corporation's Board of Directors adopted the recommendation of the Audit Committee and retained KPMG Peat Marwick LLP, independent certified public accountants ("KPMG"), as the Corporation's independent auditors for the Corporation's 1997 fiscal year, dismissing Arthur Andersen LLP, the Corporation's auditors for the fiscal year ended September 27, 1996 ("Arthur Andersen"). This change in independent auditors was not based upon any disagreements or reportable events as those terms are used in Item 304 of Regulation S-K, and Arthur Andersen did not resign or decline to stand for re-election. Rather, because for accounting purposes the Merger will be treated as a reverse acquisition, with the result that PFC's historical financial statements will be the continuing historical financial statements of the Corporation, and because KPMG audited the 1993, 1994, 1995 and 1996 financial statements of PFC, the Corporation determined that it was in its best interests to retain KPMG. The change in accountants was recommended by the Corporation's Audit Committee.

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         Arthur Andersen's reports on the Corporation's financial statements for the fiscal years ended September 29, 1995 and September 27, 1996 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended September 29, 1995 and September 27, 1996 and through May 1, 1997, there were no disagreements with Arthur Andersen (even if resolved to the satisfaction of Arthur Andersen) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its audit reports. There were no events that would be "reportable events" pursuant to Item 304(a)(v) of Regulation S-K during the fiscal years ended September 29, 1995 and September 27, 1996 and in any subsequent interim period. As required pursuant to Item 304 of Regulation S-K, a letter from Arthur Andersen addressed to the Securities and Exchange Commission (the "Commission") confirming that it agrees with the statements in this paragraph is filed as Exhibit 16 hereto. The Corporation has requested KPMG to review the disclosure in this Item 4 and has provided KPMG with the opportunity to furnish the Corporation with a letter addressed to the Commission containing any new information or clarification or the respects in which it does not agree with the statements made in this Item 4, and KPMG has advised that no such letter is necessary.

ITEM 7.   EXHIBITS

         16. Letter dated May 15, 1997 from Arthur Andersen LLP to the Securities and Exchange Commission (filed herewith) (provided with respect to the matters addressed in Item 4).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE COSMETIC CENTER, INC.


Dated:  May 15, 1997                    By: /s/ Bruce E. Strohl
                                         ____________________________
                                         Name:  Bruce E. Strohl
                                         Title: Senior Vice President-Finance


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